Lincoln Benefit Life Company

Lincoln Benefit Life Variable Annuity Account

Supplement, dated November 2, 2006 to

The Consultant Solutions Classic Variable Annuity Prospectus

The Consultant Solutions Plus Variable Annuity Prospectus

The Consultant Solutions Elite Variable Annuity Prospectus

The Consultant Solutions Select Variable Annuity Prospectus

This supplement amends certain disclosures contained in the above-referenced prospectuses for certain variable annuity contracts issued by Lincoln Benefit Life Company.

Name Change

Legg Mason Partners Variable High Yield Bond Portfolio – Class II

Lincoln Benefit Life Company has received notice the Legg Mason Partners Variable High Yield Bond Portfolio – Class II changed its name to the Legg Mason Partners Variable Global High Yield Bond Portfolio – Class II effective 9/01/06. We have changed the name of the corresponding Variable Sub-account to reflect the change in the underlying Portfolio. There has been no change in the fund’s investment advisor, investment objective or investment policies as a result of the name change.

AIM V.I. Demographic Trends Fund – Series II reorganization

Lincoln Benefit Life Company has received notice that the shareholders of the AIM V.I. Demographic Trends Fund – Series II approved the reorganization of the AIM V.I. Demographic Trends Fund – Series II Portfolio into the AIM V.I. Capital Appreciation Fund – Series II Portfolio.

On or around November 3, 2006 (“Conversion Date”), the AIM V.I. Demographic Trends Fund – Series II Portfolio will be merged into the AIM V.I. Capital Appreciation Fund – Series II Portfolio. To reflect the change in the underlying Portfolio, we will transfer any Contract Value you have in the AIM V.I. Demographic Trends Fund – Series II Variable Sub-account into the AIM V.I. Capital Appreciation Fund – Series II Variable Sub-account. Contract owners will receive a confirmation of the transaction reflecting this change.

AIM Advisors, Inc. is the investment adviser for the AIM V.I. Capital Appreciation Fund – Series II Portfolio. The investment objective for this Portfolio is growth of capital.

If you currently have allocations made to the AIM V.I. Demographic Trends Fund – Series II Variable Sub-account through automatic additions, automatic portfolio rebalancing or dollar cost averaging programs, any future allocations will be made to the AIM V.I. Capital Appreciation Fund – Series II Variable Sub-account as of the Conversion Date.

If you would like information on how to transfer to another investment alternative, or how to make a change to your current allocations, please contact your financial representative or call our Customer Service Center at 1-800-865-5237.

For future reference, please keep this supplement together with your prospectus.